Exhibit 32.3

Certification of the Co-Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of The Carlyle Group L.P. (the “Company”) on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David M. Rubenstein, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Rubenstein
David M. Rubenstein Co-Chief Executive Officer Date: March 14, 2013

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.